AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 25, 2000
                                              REGISTRATION NO. 333-[______]
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                           --------------------------

                            ON TECHNOLOGY CORPORATION
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


           DELAWARE                                         04-3162846
(State or other jurisdiction of                          (I.R.S. Employer
 incorporation or organization)                        Identification Number)

                                  WALTHAM WOODS
                          880 WINTER STREET, BUILDING 4
                             WALTHAM, MA 02451-1449
                                 (781) 487-3300
          (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

                         ------------------------------

                 1992 EMPLOYEE AND CONSULTANT STOCK OPTION PLAN
                            (Full Title of the Plan)

                         ------------------------------

                                   COPIES TO:

          ROBERT L. DORETTI                          GABOR GARAI, ESQ.
      ON TECHOLOGY CORPORATION                   EPSTEIN BECKER & GREEN, P.C.
            WALTHAM WOODS                             75 STATE STREET,
    880 WINTER STREET, BUILDING 4                        27TH FLOOR
        WALTHAM, MA 02451-1449                        BOSTON, MA 02109
          (781) 487-3300                               (617) 342-4000

            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

================================================================================



                         CALCULATION OF REGISTRATION FEE
===================================================================================================================
                                         MAXIMUM AMOUNT TO    PROPOSED MAXIMUM   PROPOSED MAXIMUM
                                           BE REGISTERED     OFFERING PRICE PER     AGGREGATE          AMOUNT OF
TITLE OF SECURITIES TO BE REGISTERED          (1)(2)               SHARE          OFFERING PRICE   REGISTRATION FEE
===================================================================================================================
   Common Stock, $0.01 par value
subject to outstanding option grants
    under the 1992 Employee and
    Consultant Stock Option Plan          2,767,796 Shares        $2.78 (3)        $7,694,472.88        $2,031.34
--------------------------------------  -------------------  ------------------  ----------------  ----------------
 Common Stock, $0.01 par value to be
 issued under the 1992 Employee and
    Consultant Stock Option Plan          1,600,000 Shares       $4.7823 (4)       $7,651,680           $2,020.04
--------------------------------------  -------------------  ------------------  ----------------  ----------------
              TOTAL                       4,367,796 Shares                                              $4,051.38
===================================================================================================================

1. For the sole purpose of calculating the registration fee, the number of shares to be registered under the Registration Statement has been broken down into two subtotals.

2. Pursuant to Rule 416(c), under the Securities Act of 1933, this Registration Statement also covers an indeterminate amount of plan interests to be offered or sold pursuant to the employee benefit plan described herein.

3. Calculated in accordance with Rule 457 (h) under the Securities Act. Such computation is based on the weighted average exercise price of $2.78 per share for shares subject to existing options outstanding as at December 31, 1999.

4. Calculated in accordance with Rule 457 (c) under the Securities Act. The estimated exercise price of $4.7823 was computed by averaging the high and low bid prices of shares of Common Stock of the Company as reported in the Nasdaq National Market on April 20, 2000.

     The contents of the Registrant's Registration Statement on Form S-8 as filed with the Commission on October 27, 1995 (File No. 33-98688) (the "Prior S-8") are herein incorporated by reference. Unless otherwise specified, capitalized terms herein shall have the meanings ascribed them in the Prior S-8.

     The Company is registering 4,367,796 shares of its Common Stock under this Registration Statement all of which are reserved for issuance under the Company's 1992 Employee and Consultant Stock Option Plan, as amended (the "1992 Plan"). Under the Prior S-8, the Company had registered 1,032,796 shares of its Common Stock that had been, or were eligible to be issued under the 1992 Plan.



                                     PART II

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT


ITEM 8.    EXHIBITS

     ===========================================================================

     EXHIBIT NO.     DESCRIPTION
     -----------     -----------

     -----------     -----------------------------------------------------------

         4.1         1992 Employee and Consultant Stock Option Plan, as amended

     -----------     -----------------------------------------------------------

         5.1         Opinion of Epstein Becker & Green, P.C., counsel to the
                     Registrant

     -----------     -----------------------------------------------------------

        23.1         Consent of Epstein Becker & Green, P.C. (included in
                     Exhibit 5.1)

     -----------     -----------------------------------------------------------

         23.2        Consent of Arthur Andersen LLP

     -----------     -----------------------------------------------------------

         24.1 Power of Attorney, On Technology Corporation (reference is made to the signature page of this registration statement)

     -----------     -----------------------------------------------------------

         24.2 Power of Attorney, 1992 Employee and Consultant Stock Option Plan (reference is made to the signature page of this registration statement)

     ===========================================================================

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, Commonwealth of Massachusetts, on the 25th day of April, 2000.


                                  ON TECHNOLOGY CORPORATION

                                  By: /s/ Stephen J. Wietrecki
                                      --------------------------
                                      CHIEF FINANCIAL OFFICER



     Pursuant to the requirements of the Securities Act of 933, the Members of the Compensation Committee of the Board of Directors have duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Boston, Commonwealth of Massachusetts, on the 25th day of April, 2000.


                                  1992 EMPLOYEE AND CONSULTANT STOCK OPTION PLAN


                                  By:  /s/ Stephen J. Wietrecki
                                       -----------------------------------------
                                       CHIEF FINANCIAL OFFICER

                                  EXHIBIT INDEX

     ===========================================================================

     EXHIBIT NO.     DESCRIPTION
     -----------     -----------

     -----------     -----------------------------------------------------------

         4.1         1992 Employee and Consultant Stock Option Plan, as amended

     -----------     -----------------------------------------------------------

         5.1         Opinion of Epstein Becker & Green, P.C., counsel to the
                     Registrant

     -----------     -----------------------------------------------------------

        23.1         Consent of Epstein Becker & Green, P.C. (included in
                     Exhibit 5.1)

     -----------     -----------------------------------------------------------

         23.2        Consent of Arthur Andersen LLP

     -----------     -----------------------------------------------------------

         24.1 Power of Attorney, On Technology Corporation (reference is made to the signature page of this registration statement)

     -----------     -----------------------------------------------------------

         24.2 Power of Attorney, 1992 Employee and Consultant Stock Option Plan (reference is made to the signature page of this registration statement)

     ===========================================================================